CleanSpark Expands Board of Directors with Appointment of Bitcoin Policy Expert Amanda Cavaleri

Cavaleri, board chair of the non-profit Bitcoin Today Coalition, brings extensive advocacy and policy experience to CleanSpark’s board of directors

LAS VEGAS, December 1, 2022 -- CleanSpark Inc. (Nasdaq: CLSK) (the “Company”), America’s Bitcoin Miner™, today announced the appointment of Amanda Cavaleri to its board of directors.

“Amanda’s deep experience, wisdom, and relationships in policy and advocacy, not to mention her energy-first approach to bitcoin mining, make her a valuable member of our board as regulatory and political scrutiny grows in the coming years,” said Matthew Schultz, CleanSpark’s executive chairman. “But what I like most about Amanda is her own experience as a bitcoin miner. She understands better than most what is at stake when it comes to proof-of-work mining—not just for the Bitcoin system, but for the greater energy system. We are fortunate to have her join the board.”

Cavaleri is CEO of a Wyoming-based company that is developing a mining site leveraging stranded energy. She is also a partner at an alternative investment firm and managing director of a Bitcoin advisory firm. Cavaleri has consulted within the Bitcoin ecosystem for clients ranging from hedge and venture funds to financial services and mining. She is a former Innovation Fellow with AARP and Thought Leader with Carnegie Mellon University & UPMC's Quality of Life Technology Center. She received her Master of Science in technology commercialization from the University of Texas McCombs School of Business.

“CleanSpark has a reputation for intelligently balancing growth with risk management,” said Cavaleri. “The Company's leadership has what it takes to not just weather the bear market, but to be optimally positioned for sustainable growth over the coming years.

“I am especially excited about CleanSpark's leadership in mining bitcoin with nuclear generated power,”she added. “Bitcoin mining is poised to help balance and make our country’s grid more resilient at a crucial moment in the evolution of energy infrastructure in the United States—and CleanSpark is well situated to navigate future opportunities as energy markets evolve.”

In addition to her commercial and private work, Cavaleri co-authored Bitcoin and the American Dream: The New Monetary Technology Transcending our Political Divide. Cavaleri chairs the Bitcoin Today Coalition’s board of directors. Bitcoin Today is increasing Bitcoin literacy among America’s legislators, regulators, and other policymakers in an effort to ensure that the United States maintains its competitive edge as a major innovator on the world stage.

“Amanda brings an extraordinary skillset to our board as one of the most thoughtful voices and contributors in the Bitcoin community right now,” said Zach Bradford, CleanSpark’s CEO. “I’m excited to welcome Amanda to the CleanSpark team as a member of our board of directors.”

Cavaleri will also serve on the board’s nomination committee, which is responsible for identifying candidates for board positions.

About CleanSpark

CleanSpark (NASDAQ: CLSK) is America’s Bitcoin Miner™. Since 2014, we’ve helped people achieve energy independence for their homes and businesses. In 2020, we transitioned that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark is a Forbes 2022 America’s Best Small Company and holds the 44th spot on the Financial Times’ List of the 500 Fastest Growing Companies in the Americas. For more information about CleanSpark, please visit our website at www.cleanspark.com.

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Investor Relations Contact

Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts

Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
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